MasterCard Incorporated 4 th Quarter and Full-Year 2006 Financial Results Conference Call February 9, 2007 Exhibit 99.2

4
th
Quarter Financial Results
•
Delivered net income of $41 million and earnings per share of $0.30
•
Achieved strong revenue growth of 17.2% primarily due to:
–
Gross dollar volume growth (13.8% to 532 billion)
–
Increase in processed transactions (17.4% to 4.4 billion)
–
Restructured cross-border pricing (implemented April 2006)
•
Contributed $14.5 million in cash to the MasterCard Foundation
•
Improved operating margin to 5.5% from (13.7%) in 2005
•
Maintained already solid financial position - $2.5 billion of cash, cash equivalents and available-for-sale securities at year-end

2006 Accomplishments
•
Largest U.S. listed IPO in 2006
•
Transformed governance structure - new Board of Directors with global representation
•
Celebrated 40th anniversary and successfully launched new corporate brand
•
Established The MasterCard Foundation
•
Made great progress with
PayPass
initiative
•
Maestro announced as Belgium’s national debit brand
•
Launched World Elite product and won Sam’s Club acceptance
•
Achieved full-year GDV of almost $2 trillion and card growth of 12.3%

($0.26)
(35)
26
7
(18)
21
(71)
(9.9%)
26
_
_
386
375
$   716
4Q 2005
adjusted for
special items*
$0.30
41
(29)
_
(17)
41
46
5.5%
25
14
2
353
399
$ 839
4Q 2006
GAAP
NM _ Litigation settlements
140.0% (30) Income tax expense
(5.6%) (17) Interest expense
(3.8%) 25 Depreciation and amortization
NM 14
Charitable contributions to the
MasterCard Foundation
218.5%
218.5%
NM
95.2%
167.6%
NM
(8.5%)
6.4%
17.2%
YOY
% Growth
Rate
_ Other income
$0.31 EPS
42 Net Income (Loss)
353 Advertising and marketing
41 Investment income
399 General and administrative
48
5.7%
Operating income
Operating Margin
$ 839 Revenues, net
4Q 2006
adjusted for
special items*
4
th
Quarter Selected Financial Performance
($ in Millions, except percentages and per share data)
*
See Appendix A for a GAAP reconciliation of special items for the three and twelve months ended December 31, 2005 and 2006
NM = Not meaningful

MasterCard Branded Volume (GDV)
Fourth Quarter 2006
Note: Figures may not sum due to rounding
14.5 14.5 244 United States
13.8 16.8 532 Worldwide
13.2 16.8     20 Canada
38.3 30.9 9 South Asia / Middle East / Africa
6.8 11.2 77 Asia Pacific
24.8 24.5 37 Latin America
12.9 21.5 145 Europe
Local
Currency
U.S.
Dollar
GDV
($  billions)
YOY Growth Rate %

4
th
Quarter Revenue - Assessments
($ in Millions)
$177 $189
$0
$50
$100
$150
$200
$250
$300
4Q05 4Q06
20%
30%
40%
50%
60%
70%
80%
Net Assessment Fees
Net Assessment Fees as a % of Gross Assessment Fees
•
Net assessments down $12 or
6.4%
•
Gross assessments increased
$53 or 12.4% over 2005.  Key
drivers include:
–
GDV increases
–
Restructured pricing, primarily
$33 reclassification to
operations fees (offsets
gross assessments)
•
Net assessments as a % of gross
assessments declined due to an
increase in incentives primarily
from:
–
New and renewed customer
and merchant agreements

4
th
Quarter Revenue - Operations Fees
($ in Millions)
•
Net operations fees up $135 or
25.6%
•
Gross operations fees increased
$159 or 27.3% over 2005.  Key
drivers include increases in:
–
Processed transactions: 17.4%
–
GDV: 13.8%
–
Restructured pricing, including
$33 reclassification from
assessments
•
Net operations fees as a % of gross
operations fees slightly decreased
due to an increase in rebates
primarily from:
–
Consolidation of major
customers
–
Impact of restructured pricing
$662
$527
$0
$100
$200
$300
$400
$500
$600
$700
4Q05 4Q06
85%
88%
91%
94%
97%
100%
Net Operations Fees
Net Operations Fees as a % of Gross Operations Fees

$0
$100
$200
$300
$400
$500
4Q05 4Q06
General & Administrative Advertising & Marketing
Depreciation & Amortization Charitable Contributions
4
th
Quarter Operating Expenses
($ in Millions)
$375
$386
$26
$399
$353
$25
• Total operating expenses
decreased 2.6% to $793:
– Adjusted for special
items, increased 0.5%
• Charitable contributions
increased due to $14.5 cash
contribution to the
MasterCard Foundation
• G&A increased 6.4% to $399:
– Driven by increases in
professional fees and
personnel costs
• As expected, advertising and
market development
decreased 8.5% to $353:
– Primarily due to focus on
World Cup soccer events
which concluded early in
3Q06
$14

Cash Flow Statement and
Balance Sheet Highlights
• Generated $650 million in cash flow from operations during 2006
• Cash, cash equivalents and available-for-sale securities of $2.5 billion
• Stockholders’ equity at $2.4 billion
• Accounts receivable increased $104 million primarily due to:
–
Pricing recalibration in Europe
–
Higher volume and assessments on cards
• Accounts payable increased $94 million due to timing of payments principally related to advertising and amounts due to customers and merchants under incentive agreements
• Accrued expenses increased $86 million primarily due to higher customer incentives driven by new contracts in 2006
• Obligations under the U.S. Merchant Lawsuit and other litigation settlements decreased $128 million due to:
–
$195 million in payments of litigation settlements
–
Offset by $67 million in accruals and interest accretion

2007 Items for Consideration
• No “special items” in 1Q 2006
• 1Q07 last “grow-over” quarter resulting from April 2006
cross-border price restructuring
• Advertising and marketing spend pattern more representative of a non-World Cup soccer year

Full-Year 2006 Progress
30.9% Return on equity, excluding IPO
proceeds
44.2% Deliver net income growth*
2.9 ppt improvement
versus 2005
Continued margin improvement*
13.2% Grow revenue
FY 2006
*See
Appendix A for a GAAP reconciliation of special items for the three and twelve months ended December 31, 2005 and 2006

Appendix A: GAAP Reconciliation
a Litigation settlements
b Contribution of cash to the MasterCard Foundation
NM = Not meaningful
($ million) YOY Growth
Actual
Special
Items As Adjusted Actual
Special
Items
As
Adjusted
As Adjusted
Revenues, net
$839
-
$839 $716
-
$716 17.2%
Operating Expenses
General and administrative
399 - 399 375
-
375 6.4%
Advertising and marketing
353
-
353 386
-
386 (8.5%)
Litigation settlements
2
2 a
- 27
27 a
- NM
Charitable contributions to the MasterCard Foundation 14 - 14 b - - - NM
Depreciation and amortization
25
-
25 26 - 26 (3.8%)
Total operating expenses
793 2 791 814 27 787 0.5%
Operating income (expense)
46 48 (98) 27 (71) 167.6%
Operating Margin
5.5% - 5.7% (13.7%) - (9.9%) NM
Other Income (Expense)
Investment income, net
41 - 41 21 - 21 95.2%
Interest expense
(17) - (17) (18) - (18) (5.6%)
Other income, net
- - - 7 - 7 NM
Total other income
24 - 24 10 - 10 140.0%
Income (loss) before income taxes
70 2 72 (88) 27 (61) 218.0%
Income tax expense (benefit)
29 1 30 (35) 9 (26) NM
Net Income (loss) $41 1 $42 ($53) $18 ($35) 218.5%
Basic Net Income (Loss) per Share
$0.30 $0.01 $0.31 ($0.39) $0.13 ($0.26) 218.5%
Diluted Net Income (Loss) per Share
$0.30 $0.01 $0.31 ($0.39) $0.13 ($0.26) 218.5%
For the three months ended 12/31/06 For the three months ended 12/31/05
2

Appendix A (cont.): GAAP Reconciliation
a Litigation settlements
b Contribution of cash to the MasterCard Foundation
c Adjustment to reflect accounting methodology change for cash-based executive incentive plans
d Contribution of common stock to the MasterCard Foundation
e Interest income on IPO proceeds which were used for redemption
f Gains from the settlement of a contractual dispute
NM = Not meaningful
($ million) YOY Growth
Actual
Special
Items As Adjusted Actual
Special
Items
As
Adjusted
As Adjusted
Revenues, net
$3,326
-
$3,326 $2,938
-
$2,938 13.2%
Operating Expenses
General and administrative
1,505
- 1,505
1,352 19
c
1,333 12.9%
Advertising and marketing
1,052
-
1,052 1,008
-
1,008 4.4%
Litigation settlements
25
25 a
- 75
75 a
- NM
Charitable contributions to the MasterCard Foundation
415 395
d
20
b
0 - - NM
Depreciation and amortization
100
-
100 110 - 110 (9.1%)
Total operating expenses
3,097 420 2,677 2,545 94 2,451 9.2%
Operating income
229 420 649 393 94 487 33.3%
Operating Margin
6.9% - 19.5% 13.4% - 16.6% 2.9 ppt
Other Income (Expense)
Investment income, net
125 (7)
e
118 61 - 61 93.4%
Interest expense
(61)
- (61)
(70) - (70) (12.9%)
Other income, net 1 -
1 23 (17)
f
6 (83.3%)
Total other income (expense) 65 (7)
58 14 (17) (3) NM
Income before income taxes 294 413
707 407 77 484 46.1%
Income tax expense 244 6 250 140 27 167
49.9%
Net Income
$50 $407 $457 $267 $50 $317
42.2%
Basic Net Income per Share
$0.37 $3.00 $3.37 $1.98 $0.37 $2.35 43.4%
Diluted Net Income per Share
$0.37 $3.00 $3.37 $1.98 $0.37 $2.35 43.4%
For the year ended 12/31/06 For the year ended 12/31/05